SEGMENT INFORMATION
                                        TECHNE CORPORATION AND SUBISIDARIES
                                    (in thousands of $'s, except per share data)

                                     Fiscal 2005
Increase(Decrease) From Fiscal 2004
                       ------------------------------------------------ --------
-------------------------------
                       First    Second   Third  Fourth         Percent  First
Second  Third   Fourth
                       Quarter Quarter Quarter Quarter   YTD   Of Sales Quarter
Quarter Quarter Quarter   YTD
                       ------- ------- ------- ------- ------- -------- -------
------- ------- ------- -------
Sales                   40,919  42,247  47,935  47,551 178,652    100%   2,926
3,983   5,394   5,092  17,395
Cost of sales            8,887   8,941   9,138   9,847  36,813     21%     224
500     192   1,010   1,926
                       ------- ------- ------- ------- ------- -------- ------
------  ------  ------  ------
Gross margin            32,032  33,306  38,797  37,704 141,839     79%   2,702
3,483   5,202   4,082  15,469

Gross margin percentage  78.3%   78.8%   80.9%   79.3%   79.4%

SG&A expense             5,634   6,290   6,379   6,173  24,476     14%     551
771     923     506   2,751
R&D expense              4,688   4,619   4,631   4,441  18,379     10%    (275)
(831)   (451)   (837) (2,394)
Amortization expense       305     306     305     305   1,221      1%     (95)
(93)    (95)    (95)   (378)
Interest expense           245     178     193     206     822     --       70
6      26      42     144
Interest income         (1,053) (1,189)   (938)   (929) (4,109)    (2%)   (327)
(427)    (85)    (19)   (858)
Other non-operating
 exp., net                 466     416     323     (42)  1,163     --      388
396     (92)   (311)    381
Impairment loss             --      --      --      --      --     --       --
--      --  (1,523) (1,523)
                       ------- ------- ------- ------- ------- -------- ------
------  ------  ------  ------
                        10,285  10,620  10,893  10,154  41,952     23%     312
(178)    226  (2,237) (1,877)
                       ------- ------- ------- ------- ------- -------- ------
------  ------  ------  ------
Earnings before
 income taxes           21,747  22,686  27,904  27,550  99,887     56%   2,390
3,661   4,976   6,319  17,346
Income taxes             7,555   7,752   9,465   8,983  33,755     19%     770
1,097   1,156   1,119   4,142
                       ------- ------- ------- ------- ------- -------- ------
------  ------  ------  ------
                        14,192  14,934  18,439  18,567  66,132     37%   1,620
2,564   3,820   5,200  13,204
                       ======= ======= ======= ======= ======= ======== ======
======  ======  ======  ======
Diluted earnings
 per share                0.34    0.36    0.45    0.47    1.62
Weighted average
 diluted shares
 outstanding            41,676  41,681  40,896  39,396  40,920




                                                   HEMATOLOGY DIVISION
                                                  (in thousands of $'s)


                                     Fiscal 2005
Increase(Decrease) From Fiscal 2004
                       ------------------------------------------------ --------
-------------------------------
                       First    Second   Third  Fourth         Percent  First
Second  Third   Fourth
                       Quarter Quarter Quarter Quarter   YTD   Of Sales Quarter
Quarter Quarter Quarter   YTD
                       ------- ------- ------- ------- ------- -------- -------
------- ------- ------- -------
Sales                   4,013   4,515   3,652   4,004  16,184    100%     (268)
61    (417)   (670) (1,294)
Cost of sales           2,220   2,163   2,123   2,147   8,653     53%     (126)
(181)   (111)   (340)   (758)
                       ------- ------- ------- ------- ------- -------- -------
------- ------- ------- -------
Gross margin            1,793   2,352   1,529   1,857   7,531     47%     (142)
242    (306)   (330)   (536)

Gross margin percentage  44.7%   52.1%   41.9%   46.4%   46.5%

SG&A expense              409     436     505     458   1,808     11%       18
53      66     (26)    111
R&D expense               188     189     199     194     770      5%       (3)
(1)     (4)     (3)    (11)
Interest, net             (56)    (77)    (44)    (38)   (215)    (1%)      21
(3)     35      44      97
                       ------- ------- ------- ------- ------- -------- -------
------- ------- ------- -------
                          541     548     660     614   2,363     15%       36
49      97      15     197
                       ------- ------- ------- ------- ------- -------- -------
------- ------- ------- -------
Pretax result           1,252   1,804     869   1,243   5,168     32%     (178)
193    (403)   (345)   (733)
                       ======= ======= ======= ======= ======= ======== =======
======= ======= ======= =======



                                               BIOTECHNOLOGY DIVISION
                                                (in thousands of $'s)

                                     Fiscal 2005
Increase(Decrease) From Fiscal 2004
                       ------------------------------------------------ --------
-------------------------------
                       First    Second   Third  Fourth         Percent  First
Second  Third   Fourth
                       Quarter Quarter Quarter Quarter   YTD   Of Sales Quarter
Quarter Quarter Quarter   YTD
                       ------- ------- ------- ------- ------- -------- -------
------- ------- ------- -------
Sales                  30,691  30,072  36,338  35,642  132,743   100%    2,038
2,306   5,124   4,207  13,675
Intersegment sales     (4,804) (5,204) (5,598) (5,984) (21,590)           (183)
(237)   (453) (1,031) (1,904)
                       ------- ------- ------- ------- -------          -------
------- ------- ------- -------
                       25,887  24,868  30,740  29,658  111,153           1,855
2,069   4,671   3,176  11,771

Cost of sales           6,111   6,070   6,368   7,042   25,591    19%      195
540     247   1,268   2,250
Intersegment sales     (4,756) (5,210) (5,479) (5,997) (21,442)           (235)
(316)   (339) (1,100) (1,990)
                       ------- ------- ------- ------- ------- -------  -------
------- ------- ------- -------
                        1,355     860     889   1,045    4,149             (40)
224     (92)    168     260

Gross margin           24,532  24,008  29,851  28,613  107,004    81%    1,895
1,845   4,763   3,008  11,511

Gross margin percentage  80.1%   79.8%   82.5%   80.2%    80.7%

SG&A expense            2,973   3,415   3,712   3,417   13,517    10%      322
466     795     173   1,756
R&D expense             4,500   4,430   4,432   4,247   17,609    14%      336
123     142    (131)    470
Amortization expense      305     306     305     305    1,221     1%      (95)
(93)    (95)    (95)   (378)
Interest, net            (414)   (564)   (320)   (279)  (1,577)   (1%)      (8)
(176)     91     152      59
                       ------- ------- ------- ------- ------- -------  -------
------- ------- ------- -------
                        7,364   7,587   8,129   7,690   30,770    24%      555
320     933      99   1,907
                       ------- ------- ------- ------- ------- -------  -------
------- ------- ------- -------
Pretax result          17,168  16,421  21,722  20,923   76,234    57%    1,340
1,525   3,830   2,909   9,604
                       ======= ======= ======= ======= ======= =======  =======
======= ======= ======= =======



                                                       R&D SYSTEMS EUROPE
                                               (in thousands of British pounds)

                                     Fiscal 2005
Increase(Decrease) From Fiscal 2004
                       ------------------------------------------------ --------
-------------------------------
                       First    Second   Third  Fourth         Percent  First
Second  Third   Fourth
                       Quarter Quarter Quarter Quarter   YTD   Of Sales Quarter
Quarter Quarter Quarter   YTD
                       ------- ------- ------- ------- ------- -------- -------
------- ------- ------- -------
Sales                   6,080   6,808   7,131   7,575  27,594     100%     100
443     410   1,291   2,244
Cost of sales           2,931   3,133   3,225   3,622  12,911      47%    (109)
(24)    118     600     585
                       ------- ------- ------- ------- ------- -------- -------
------- ------- ------- -------
Gross margin            3,149   3,675   3,906   3,953  14,683      53%     209
467     292     691   1,659

Gross margin percentage  51.8%   54.0%   54.8%   52.2%   53.2%

SG&A expense              950   1,161   1,022   1,097   4,230      15%    (100)
69      44     110     123
Interest income          (254)   (263)   (280)   (307) (1,104)     (4%)   (127)
(113)   (105)   (105)   (450)
Exchange loss/(gain)       26     (44)     16     (48)    (50)     --       75
29     (30)    (88)    (14)
                       ------- ------- ------- ------- ------- -------- -------
------- ------- ------- -------
                          722     854     758     742   3,076      11%    (152)
(15)    (91)    (83)   (341)
                       ------- ------- ------- ------- ------- -------- -------
------- ------- ------- -------
Pretax result           2,427   2,821   3,148   3,211  11,607      42%     361
482     383     774   2,000
                       ======= ======= ======= ======= ======= ======== =======
======= ======= ======= =======


                                                      R&D SYSTEMS EUROPE
                                                      (in thousands of $'s)

                                     Fiscal 2005
Increase(Decrease) From Fiscal 2004
                       ------------------------------------------------ --------
-------------------------------
                       First    Second   Third  Fourth         Percent  First
Second  Third   Fourth
                       Quarter Quarter Quarter Quarter   YTD   Of Sales Quarter
Quarter Quarter Quarter   YTD
                       ------- ------- ------- ------- ------- -------- -------
------- ------- ------- -------
Sales                  11,019  12,864  13,543  13,889  51,315     100%   1,339
1,853   1,140   2,586   6,918
Cost of sales           5,312   5,918   6,126   6,655  24,011      47%     390
457     395   1,182   2,424
                       ------- ------- ------- ------- ------- -------- -------
------- ------- ------- -------
Gross margin            5,707   6,946   7,417   7,234  27,304      53%     949
1,396     745   1,404   4,494

Gross margin percentage  51.8%   54.0%   54.8%   52.1%   53.2%

SG&A expense            1,722   2,194   1,939   2,011   7,866      15%      23
303     134     212     672
Interest income          (460)   (497)   (531)   (565) (2,053)     (4%)   (254)
(237)   (208)   (208)   (907)
Exchange loss              47     (82)     29     (88)    (94)     --      131
47     (56)   (153)    (31)
                       ------- ------- ------- ------- ------- -------- -------
------- ------- ------- -------
                        1,309   1,615   1,437   1,358   5,719      11%    (100)
113    (130)   (149)   (266)
                       ------- ------- ------- ------- ------- -------- -------
------- ------- ------- -------
Pretax result           4,398   5,331   5,980   5,876  21,585      42%   1,049
1,283     875   1,553   4,760
                       ======= ======= ======= ======  ======= ======== =======
======= ======= ======= =======


                                              CORPORATE AND OTHER (1)
                                               (in thousands of $'s)

                                     Fiscal 2005
Increase(Decrease) From Fiscal 2004
                       --------------------------------------- -----------------
----------------------
                       First    Second   Third  Fourth         First   Second
Third   Fourth
                       Quarter Quarter Quarter Quarter   YTD   Quarter Quarter
Quarter Quarter   YTD
                       ------- ------- ------- ------- ------- ------- ------- -
------ ------- -------
Interest income            42      51      43      47     183       5      11
3       7      26
Rental income              19      53     318     360     750      --       7
298     313     618
                       ------- ------- ------- ------- ------- ------- ------- -
------ ------- -------
                           61     104     361     407     933       5      18
301     320     644

SG&A expense              530     245     223     287   1,285     188     (51)
(72)    147     212
R&D-CCX losses             --      --      --      --      --    (436)   (828)
(519)   (654) (2,437)
R&D-DGI losses             --      --      --      --      --    (172)   (125)
(47)    (20)   (364)
Other-Hemerus losses       74      73      85      74     306      74      73
62      45     254
Interest expense          164     178     193     206     741     (11)      6
26      42      63
Building expense          364     478     527     332   1,701     183     283
177      81     724
Impairment loss            --      --      --      --      --      --      --
--  (1,523) (1,523)
                       ------- ------- ------- ------- ------- ------- ------- -
------ ------- -------
                        1,132     974   1,028     899   4,033    (174)   (642)
(373) (1,882) (3,071)
                       ------- ------- ------- ------- ------- ------- ------- -
------ ------- -------
Pretax result          (1,071)   (870)   (667)   (492) (3,100)    179     660
674   2,202   3,715
                       ======= ======= ======= ======= ======= ======= =======
======= ======= =======



(1) Unallocated corporate expenses and Techne's share of losses by ChemoCentryx, Inc. (CCX), Discovery Genomics, Inc.
(DGI) and Hemerus Medical, LLC.